AXP(R)
     Large Cap
           Equity
            Fund

2003 SEMIANNUAL REPORT
JAN. 31, 2003

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

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Table of Contents

From the Chairman                                                3

Economic and Market Update                                       4

Fund Snapshot                                                    6

Questions & Answers
   with Portfolio Management                                     7

Investments in Securities                                       10

Financial Statements                                            13

Notes to Financial Statements                                   16

Results of Meeting of Shareholders                              26

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update
                       FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
                                            AS OF JAN. 31, 2003
PORTFOLIO MANAGER

Portfolio manager                                    Doug Chase
Tenure/since                                               3/02
Years in industry                                            10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/28/02           B: 3/28/02     C: 3/28/02       Y: 3/28/02

Ticker symbols
A: ALEAX             B: ALEBX       C: --            Y: --

Total net assets                                  $53.5 million

Number of holdings                             approximately 90

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE  BLEND  GROWTH
         X           LARGE
                     MEDIUM  SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health Care 21.6%
Financials 14.3%
Consumer Discretionary 14.0%
Energy & utilities 12.5%
Industrials 12.3%
Information technology 10.6%
Cash and equivalents 7.8%
Materials 4.5%
Consumer Staples 2.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer                                                      6.0%
Wyeth                                                       5.0
Citigroup                                                   4.9
General Electric                                            4.5
Microsoft                                                   3.4
Exxon Mobil                                                 2.9
AOL Time Warner                                             2.7
McKesson                                                    2.6
Cendant                                                     2.5
Transocean                                                  2.4


For further detail about these holdings, please refer to the section entitled "Investment in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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6   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the  six-month period ended Jan. 31, 2003?

A: The Fund's Class A shares fell 5.99%, excluding sales charges, for the period. The Fund underperformed its benchmark, the Russell 1000(R) Index, which declined 5.30% for the period. Its peer group, as represented by the Lipper Large-Cap Core Funds Index, fell 5.46%.

Q:  What factors significantly  affected performance?

A: An underweight in the technology sector, which helped performance earlier in the period, detracted from performance later in the period. During the first part of the period, large-cap stocks endured one of their most brutal periods on record, with technology and telecommunications stocks hit particularly hard. These sectors rebounded during the market rally of October and November. Specifically, the Fund did not own former regional bell operating company SBC Communications, which rallied after reports of government regulation changes that would benefit the so-called Baby Bells. The Fund also sold other technology holdings prematurely, not realizing the full gains that these companies achieved during the rally. An overweight in healthcare stocks, a positive contributor to third quarter results, also detracted from performance in the fourth quarter. Although health services companies did relatively well, pharmaceutical stocks struggled.

(bar chart)
           PERFORMANCE COMPARISON
      For the year ended Jan. 31, 2003
 0%
-1%
-2%
-3%
-4%                     (bar 2)     (bar 3)
-5%         (bar 1)     -5.30%      -5.46%
-6%         -5.99%

(bar 1)    AXP Large Cap Equity Fund
           Class A (excluding sales charge)

(bar 2)    Russell 1000(R) Index (unmanaged)(1)

(bar 3)    Lipper Large-Cap Core Funds Index(2)


(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, a broad measure of equity market performance.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In this uncertain environment, we will continue to evaluate stocks on an individual basis, looking for companies exhibiting strong fundamentals and the potential for good relative growth.(end callout quote)

In areas other than telecommunications, stock selection generally helped performance. Pharmaceutical company Wyeth, a top 10 holding in the portfolio, outperformed its peers. Select technology holdings, including BEA Systems, Sun Microsystems and AOL Time Warner, also helped performance midway through the six-month period. Good stock selection in the financial sector, including Citigroup, added positively to results.

TOTAL RETURNS
as of Jan. 31, 2003
                              Class A              Class B                 Class C                        Class Y
(Inception dates)            (3/28/02)            (3/28/02)               (3/28/02)                      (3/28/02)
                         NAV(1)     POP(2)    NAV(1)   After CDSC(3)  NAV(1)     After CDSC(4)      NAV(5)        POP(5)
6 months*                -5.99%    -11.38%    -6.10%     -9.85%       -6.08%       -7.02%         -5.74%         -5.74%
Since inception*        -22.53%    -26.99%   -23.00%    -26.08%      -22.80%      -23.57%        -22.33%        -22.33%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio during the period?

A: Entering August, we had already positioned the Fund in what we believed was a very weak market environment. In particular, the portfolio's exposure to stocks that are most sensitive to cyclical economic trends was reduced. As investors battered the market during the summer, we made few changes during this time. Later in the period, we lessened the Fund's overweight in healthcare stocks and added to its energy stake. The energy sector did not perform as well as expected.

    Individual stocks added to the portfolio included Fannie Mae and Freddie Mac, which were riding the wave of record home financing and refinancing, and leisure and travel company Cendant, a strong company that was attractively priced. We reduced our weightings in Citigroup and Microsoft during the period.

Q: What is your outlook for the coming months and how will you position the Fund?

A: Our outlook is mixed, as economic struggles and geopolitical concerns still hover over the market. We expect lukewarm investor sentiment until concerns about Iraq and North Korea are alleviated. Additionally, overcapacity in the telecommunications, technology, automobile and industrial sectors does not bode well for a comeback in these areas during the short term. Lack of confidence in the market and the economy may be balanced, however, by a dearth of comparable investing options. Cash investments are experiencing their lowest returns in 40 years, and bond yields ended the period historically low, as investors sought to minimize investment risks.

    We expect the stock market to remain volatile in the coming months. In this uncertain environment, we will continue to evaluate stocks on an individual basis, looking for companies exhibiting strong fundamentals and the potential for good relative growth.

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9   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.9%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.9%)
Lockheed Martin                                6,025               $307,576
Rockwell Automation                            8,682                200,120
United Technologies                            8,268                525,680
Total                                                             1,033,376

Automotive & related (0.6%)
Navistar Intl                                 13,839(b)             333,105

Beverages & tobacco (2.4%)
PepsiCo                                       31,324              1,267,996

Chemicals (2.2%)
Dow Chemical                                  10,445                303,532
Ecolab                                         6,376                314,336
Lyondell Chemical                             22,992                294,528
Praxair                                        2,572                140,277
Waste Management                               6,027                138,561
Total                                                             1,191,234

Computer software & services (4.3%)
BEA Systems                                   24,312(b)             278,616
Cadence Design Systems                        14,900(b)             147,808
Microsoft                                     38,900(b)           1,846,194
Total                                                             2,272,618

Computers & office equipment (4.5%)
Apple Computer                                65,884(b)             946,094
First Data                                    12,865                442,556
Sun Microsystems                             321,133(b)             992,301
Total                                                             2,380,951

Electronics (1.1%)
Analog Devices                                 4,821(b)             115,367
Maxim Integrated Products                      3,700                115,255
STMicroelectronics                             6,136(c)             112,657
Taiwan Semiconductor Mfg ADR                  18,300(b,c)           122,609
United Microelectronics ADR                   32,900(b,c)           100,674
Total                                                               566,562

Energy (5.3%)
Apache                                         5,249                327,590
ConocoPhillips                                20,273                976,956
Exxon Mobil                                   45,146              1,541,736
Total                                                             2,846,282

Energy equipment & services (7.3%)
GlobalSantaFe                                 18,447                400,853
Halliburton                                   30,200                566,552
Nabors Inds                                   12,565(b,c)           463,020
Noble                                          8,477(b)             290,592
Schlumberger                                  23,710                893,867
Transocean                                    55,796              1,270,475
Total                                                             3,885,359

Financial services (9.5%)
Citigroup                                     76,408              2,626,907
Fannie Mae                                    17,397              1,125,586
Freddie Mac                                   15,428                863,659
MBNA                                          10,054                169,209
Merrill Lynch                                  7,701                269,689
Total                                                             5,055,050

Health care (15.0%)
Abbott Laboratories                           16,390                624,787
Amgen                                          8,600(b)             438,256
Baxter Intl                                    9,409                265,146
Guidant                                       12,400(b)             416,888
Merck & Co                                     5,845                323,755
Pfizer                                       106,900              3,245,483
Wyeth                                         69,450              2,710,633
Total                                                             8,024,948

Health care services (6.7%)
AmerisourceBergen                             21,755              1,266,141
Caremark Rx                                   12,558(b)             246,137
HCA                                            7,843                335,210
McKesson                                      50,066              1,423,376
UnitedHealth Group                             3,666                322,241
Total                                                             3,593,105

Household products (3.5%)
Avon Products                                 18,314                915,700
Procter & Gamble                              11,158                954,790
Total                                                             1,870,490

Industrial equipment & services (0.2%)
Caterpillar                                    2,956                130,005

See accompanying notes to investments in securities.

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10   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Insurance (3.6%)
ACE                                            3,547(c)            $104,459
American Intl Group                           15,194                822,299
Hartford Financial Services Group              7,209                300,471
Prudential Financial                           8,762                278,369
Travelers Property Casualty Cl A              22,918(b)             371,501
Travelers Property Casualty Cl B               2,979(b)              48,439
Total                                                             1,925,538

Leisure time & entertainment (4.4%)
AOL Time Warner                              126,141(b)           1,470,804
Viacom Cl B                                   23,300(b)             898,215
Total                                                             2,369,019

Media (2.1%)
Comcast Special Cl A                          16,125(b)             412,478
Comcast Cl A                                  15,884(b)             422,990
Omnicom Group                                  2,432                146,650
USA Interactive                                5,243(b)             115,398
Total                                                             1,097,516

Metals (2.4%)
Alcoa                                          6,637                131,213
Freeport-McMoRan
   Copper & Gold Cl B                         25,341(b)             475,652
Inco                                           7,955(b,c)           178,033
Newmont Mining                                10,453                302,614
Phelps Dodge                                   4,977(b)             171,955
Total                                                             1,259,467

Multi-industry conglomerates (7.6%)
Cendant                                      123,035(b)           1,363,228
General Electric                             105,050              2,430,857
Grainger (WW)                                  2,989                141,380
Tyco Intl                                      8,300(c)             132,883
Total                                                             4,068,348

Real estate investment trust (1.3%)
Starwood Hotels
   & Resorts Worldwide                        29,025                680,636

Restaurants & lodging (1.6%)
McDonald's                                    60,300                858,672

Retail (5.2%)
AutoZone                                       4,014(b)             263,760
Circuit City Stores                           73,114                437,953
Dollar General                                30,650                345,119
Home Depot                                    28,916                604,344
Staples                                       15,824(b)             271,698
Wal-Mart Stores                               18,300                874,740
Total                                                             2,797,614

Utilities -- telephone (0.4%)
AT&T                                           9,880                192,462

Total common stocks
(Cost: $52,351,257)                                             $49,700,353

Short-term securities (7.8%)
Issuer              Annualized               Amount                 Value(a)
                   yield on date           payable at
                    of purchase             maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
    04-16-03           1.23%                $500,000               $498,800
Federal Home Loan Mtge Corp Disc Nt
    02-20-03           1.24                2,000,000              1,998,656
Federal Natl Mtge Assn Disc Nts
    02-10-03           1.27                  700,000                699,753
    04-02-03           1.24                1,000,000                998,067

Total short-term securities
(Cost: $4,195,136)                                               $4,195,276

Total investments in securities
(Cost: $56,546,393)(d)                                          $53,895,629

See accompanying notes to investments in securities.

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 11   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 2.3% of net assets.

(d) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $56,547,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $   698,000
     Unrealized depreciation                                  (3,349,000)
                                                              ----------
     Net unrealized depreciation                             $(2,651,000)
                                                             -----------

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12   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
    (identified cost $56,546,393)                                                                       $53,895,629
Cash in bank on demand deposit                                                                              126,146
Capital shares receivable                                                                                    45,720
Dividends and accrued interest receivable                                                                    47,359
Receivable for investment securities sold                                                                   407,427
                                                                                                            -------
Total assets                                                                                             54,522,281
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 978,041
Accrued investment management services fee                                                                      866
Accrued distribution fee                                                                                        716
Accrued transfer agency fee                                                                                     366
Accrued administrative services fee                                                                              72
Other accrued expenses                                                                                       64,244
                                                                                                             ------
Total liabilities                                                                                         1,044,305
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $53,477,976
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $   138,294
Additional paid-in capital                                                                               58,153,786
Undistributed net investment income                                                                           7,789
Accumulated net realized gain (loss) (Note 6)                                                            (2,171,129)
Unrealized appreciation (depreciation) on investments                                                    (2,650,764)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                                $53,477,976
                                                                                                        ===========
Net assets applicable to outstanding shares:               Class A                                      $35,943,140
                                                           Class B                                      $16,704,045
                                                           Class C                                      $   808,753
                                                           Class Y                                      $    22,038
Net asset value per share of outstanding capital stock:    Class A shares               9,274,568       $      3.88
                                                           Class B shares               4,339,500       $      3.85
                                                           Class C shares                 209,707       $      3.86
                                                           Class Y shares                   5,674       $      3.88
                                                                                            -----       -----------

See accompanying notes to financial statements.

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13   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                               $  258,541
Interest                                                                                    26,135
                                                                                            ------
Total income                                                                               284,676
                                                                                           -------
Expenses (Note 2):
Investment management services fee                                                         101,423
Distribution fee
     Class A                                                                                28,478
     Class B                                                                                52,347
     Class C                                                                                 2,481
Transfer agency fee                                                                         38,971
Incremental transfer agency fee
     Class A                                                                                 2,693
     Class B                                                                                 2,608
     Class C                                                                                   185
Service fee -- Class Y                                                                          11
Administrative services fees and expenses                                                   17,171
Compensation of board members                                                                1,425
Custodian fees                                                                             128,430
Printing and postage                                                                         8,230
Registration fees                                                                           29,265
Audit fees                                                                                   7,250
Other                                                                                        9,535
                                                                                             -----
Total expenses                                                                             430,503
     Expenses waived/reimbursed by AEFC (Note 2)                                          (177,631)
                                                                                          --------
                                                                                           252,872
     Earnings credits on cash balances (Note 2)                                             (2,955)
                                                                                            ------
Total net expenses                                                                         249,917
                                                                                           -------
Investment income (loss) -- net                                                             34,759
                                                                                            ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                              (1,365,760)
Net change in unrealized appreciation (depreciation) on investments                     (1,367,937)
                                                                                        ----------
Net gain (loss) on investments                                                          (2,733,697)
                                                                                        ----------
Net increase (decrease) in net assets resulting from operations                        $(2,698,938)
                                                                                       ===========

See accompanying notes to financial statements.

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14   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund
                                                                            Jan. 31, 2003       For the period from
                                                                          Six months ended       March 28, 2002* to
                                                                             (Unaudited)           July 31, 2002
Operations and distributions
Investment income (loss) -- net                                              $    34,759            $   (10,970)
Net realized gain (loss) on investments                                       (1,365,760)              (805,384)
Net change in unrealized appreciation (depreciation) on investments           (1,367,937)            (1,281,341)
                                                                              ----------             ----------
Net increase (decrease) in net assets resulting from operations               (2,698,938)            (2,097,695)
                                                                              ----------             ----------
Distributions to shareholders from:
     Net investment income
       Class A                                                                   (26,956)                    --
       Class Y                                                                       (21)                    --
                                                                              ----------             ----------
Total distributions                                                              (26,977)                    --
                                                                              ----------             ----------
Capital share transactions (Note 4)
Proceeds from sales
       Class A shares (Note 2)                                                29,216,669             11,367,703
       Class B shares                                                         13,263,051              5,967,979
       Class C shares                                                            658,128                241,975
       Class Y shares                                                                 --                 23,000
Reinvestment of distributions at net asset value
       Class A shares                                                             25,378                     --
       Class Y shares                                                                 13                     --
Payments for redemptions
       Class A shares                                                         (2,929,265)              (434,672)
       Class B shares (Note 2)                                                  (880,254)              (181,280)
       Class C shares (Note 2)                                                   (31,923)                    --
       Class Y shares                                                                 --                 (4,191)
                                                                              ----------             ----------
Increase (decrease) in net assets from capital share transactions             39,321,797             16,980,514
                                                                              ----------             ----------
Total increase (decrease) in net assets                                       36,595,882             14,882,819
Net assets at beginning of period (Note 1)                                    16,882,094              1,999,275**
                                                                              ----------              ---------
Net assets at end of period                                                  $53,477,976            $16,882,094
                                                                             ===========            ===========
Undistributed net investment income                                          $     7,789            $         7
                                                                             -----------            -----------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on March 21, 2002. The Fund had a decrease in net assets resulting from operations of $725 during the period from March 21, 2002 to March 28, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. On March 21, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on March 28, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The first adjustment was made on Oct. 1, 2002 and covered the six-month period beginning April 1, 2002. The adjustment increased the fee by $109 for the six months ended Jan. 31, 2003.

--------------------------------------------------------------------------------
18   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $141,456 for Class A, $6,589 for Class B and $12 for Class C for the six months ended Jan. 31, 2003.

For the six months ended Jan. 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2003. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,955 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $58,077,074 and $21,241,587 respectively, for the six months ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Jan. 31, 2003
                                        Class A     Class B   Class C Class Y
Sold                                  7,220,745   3,294,735   162,260      --
Issued for reinvested distributions       6,377          --        --       3
Redeemed                               (736,110)   (221,337)   (7,961)     --
                                      ---------   ---------   -------   -----
Net increase (decrease)               6,491,012   3,073,398   154,299       3
                                      ---------   ---------   -------   -----

                                           March 28, 2002* to July 31, 2002
                                        Class A     Class B   Class C Class Y
Sold                                  2,497,491   1,308,348    53,408   4,674
Issued for reinvested distributions          --          --        --      --
Redeemed                               (107,935)    (44,246)       --  (1,003)
                                      ---------   ---------   -------  ------
Net increase (decrease)               2,389,556   1,264,102    53,408   3,671
                                      ---------   ---------   -------  ------

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $663,547 as of July 31, 2002, that will expire in 2002 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                               2003(j)     2002(b)
Net asset value, beginning of period                       $4.11       $5.00
Income from investment operations:
Net gains (losses) (both realized and unrealized)           (.23)       (.89)
Net asset value, end of period                             $3.88       $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                      $36         $11
Ratio of expenses to average daily net assets(c),(e)       1.25%(d)    1.25%(d)
Ratio of net investment income (loss)
  to average daily net assets                               .45%(d)    (.11%)(d)
Portfolio turnover rate (excluding short-term securities)    70%         88%
Total return(i)                                           (5.99%)(k) (17.80%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                               2003(j)     2002(b)
Net asset value, beginning of period                       $4.10       $5.00
Income from investment operations:
Net investment income (loss)                                (.01)       (.01)
Net gains (losses) (both realized and unrealized)           (.24)       (.89)
Total from investment operations                            (.25)       (.90)
Net asset value, end of period                             $3.85       $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                      $17          $5
Ratio of expenses to average daily net assets(c),(f)       2.01%(d)    2.01%(d)
Ratio of net investment income (loss)
  to average daily net assets                              (.31%)(d)   (.86%)(d)
Portfolio turnover rate (excluding short-term securities)    70%         88%
Total return(i)                                           (6.10%)(k) (18.00%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                               2003(j)     2002(b)
Net asset value, beginning of period                       $4.10       $5.00
Income from investment operations:
Net investment income (loss)                                (.01)       (.01)
Net gains (losses) (both realized and unrealized)           (.23)       (.89)
Total from investment operations                            (.24)       (.90)
Net asset value, end of period                             $3.86       $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                       $1         $--
Ratio of expenses to average daily net assets(c),(g)        2.01%(d)    2.01%(d)
Ratio of net investment income (loss)
  to average daily net assets                              (.30%)(d)   (.92%)(d)
Portfolio turnover rate (excluding short-term securities)    70%         88%
Total return(i)                                           (6.08%)(k) (18.00%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                               2003(j)     2002(b)
Net asset value, beginning of period                       $4.11       $5.00
Income from investment operations:
Net investment income (loss)                                 .01          --
Net gains (losses) (both realized and unrealized)           (.24)       (.89)
Total from investment operations                            (.23)       (.89)
Net asset value, end of period                             $3.88       $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                      $--         $--
Ratio of expenses to average daily net assets(c),(h)       1.07%(d)    1.07%(d)
Ratio of net investment income (loss)
  to average daily net assets                               .60%(d)     .09%(d)
Portfolio turnover rate (excluding short-term securities)    70%         88%
Total return(i)                                           (5.74%)(k) (17.80%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.30% and 5.12% for the periods ended Jan. 31, 2003 and July 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.08% and 5.88% for the periods ended Jan. 31, 2003 and July 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.08% and 5.88% for the periods ended Jan. 31, 2003 and July 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.96% and 4.94% for the periods ended Jan. 31, 2003 and July 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Jan. 31, 2003 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP LARGE CAP EQUITY FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

--------------------------------------------------------------------------------
26   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
 141,057,904.638         17,507,272.377      4,873,844.260   6,405,778.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  3,293,266.905           233,922.875         102,061.449     641,184.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
27   --   AXP LARGE CAP EQUITY FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)
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AXP Large Cap Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6255 A (4/03)